                                                                    EXHIBIT 10.3





                     $1,800,000,000.00 Amended and Restated
                       364-Day Revolving Credit Agreement

                                   dated as of

                                November 15, 2000

                                      among

                    INTERNATIONAL LEASE FINANCE CORPORATION,

                         THE BANKS (as defined herein),

                               CITICORP USA, INC.,
                            as Administrative Agent,

                            THE CHASE MANHATTAN BANK,
                                  COMMERZBANK,
                                SOCIETE GENERALE,
                            as Co-Syndication Agents,

                                       and

                           SALOMON SMITH BARNEY INC.,
                          as Arranger and Book Manager


                              AMENDED AND RESTATED
                       364-DAY REVOLVING CREDIT AGREEMENT

                  AMENDED AND RESTATED 364-DAY REVOLVING CREDIT AGREEMENT (this "Agreement") dated as of November 15, 2000 among INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (the "Company"), the financial institutions listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Banks" and individually each called a "Bank") and CITICORP USA, INC. (herein, in its individual capacity, together with it successors and assigns, called "CUSA"), as agent for the Banks (herein, in such capacity, together with is successors and assigns in such capacity, called the "Agent").

                  The Company, the Agent and certain Banks are parties to a 364-Day Revolving Credit Agreement dated as of November 17, 1999 (as modified, amended and in effect on the date hereof, the "Existing Credit Agreement").

                  The Company has requested that the Existing Credit Agreement be amended to, among other things, increase the Aggregate Commitment from $1,500,000,000 to $1,800,000,000, extend the Termination Date and modify certain other provisions thereof, all as set forth herein, and that the Existing Credit Agreement be restated in its entirety as so amended, all as of the Restatement Effective Date (as hereinafter defined).

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1.01. DEFINITIONS; INTERPRETATION. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed thereto in the Existing Credit Agreement. The provisions hereof relating to
Schedule II shall be deemed to have effect from the Restatement Effective Date without retroactive effect.

                  SECTION 1.02. AMENDMENTS. Effective as of the Restatement Effective Date, the Existing Credit Agreement is amended as follows and, as so amended, is hereby restated in its entirety:

                  (1) The references on the cover page and in the recitals of the Existing Credit Agreement, in the definition of "Aggregate Commitment" in
Section 1.2 of the Existing Credit Agreement and in each Exhibit to the Existing Credit Agreement to the aggregate amount of the Commitments are amended to refer to the aggregate amount of $1,800,000,000, and Schedule I to the Existing Credit Agreement is amended to read in its entirety in accordance with Schedule I hereto.
                  (2) The phrase in the "Whereas" clause of the recitals of the Existing Credit Agreement to "to enable the Company to support its commercial paper program and for other general corporate purposes" is amended to read "for general corporate purposes".

                  (3) The reference to "November 15, 2000" in the definition of "Termination Date" in Section 1.2 of the Existing Credit Agreement is amended to read "November 14, 2001".




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


                  (4) Section 8.14 of the Existing Credit Agreement is amended to read in its entirety as follows:

                           "Section 8.14. Use of Proceeds. The proceeds of the
                  Loans will be used by the Company for general corporate purposes.".

                  (5) Clause (d) of Section 9.16 of the Existing Credit Agreement is amended to read in its entirety as follows:

                           "(d) for any other purpose except for general
                  corporate purposes in the ordinary course of business.".

                  (6) Schedule II to the Existing Credit Agreement is amended to read in its entirety in accordance with Schedule II hereto.

                  SECTION 1.03. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks as of the Restatement Effective Date that each of the representations and warranties set forth in
Section 8 of the Existing Credit Agreement, as amended hereby, is true on and as of the Restatement Effective Date as if made on and as of the Restatement Effective Date.

                  SECTION 1.04. RESTATEMENT EFFECTIVE DATE. This Agreement shall become effective on the date hereof (the "Restatement Effective Date") upon the satisfaction prior to such date of the following conditions:

                (a) Agreement. The Agent shall have received this Agreement duly executed and delivered by each of the Banks and the Company and the Agent shall have received a fully executed Committed Note and a fully executed Bid Note for each Bank.

                (b) Evidence of Corporate Action. The Agent shall have received certified copies of all corporate actions taken by the Company to authorize this Agreement and the Notes.

                (c) Incumbency and Signatures. The Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Company certifying the names of the officer or officers of the Company authorized to sign this Agreement, the Notes and the other documents provided for in this Agreement to be executed by the Company, together with a sample of the true signature of each such officer (it being understood that the Agent and each Bank may conclusively rely on such certificate until formally advised by a like certificate of any changes therein).

                (d) Good Standing Certificates. The Agent shall have received such good standing certificates of state officials with respect to the incorporation of the Company, or other matters, as the Agent or the Banks may reasonably request.

                (e) Opinions of Company Counsel. The Agent shall have received favorable




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


         written opinions of O'Melveny & Myers LLP, counsel for the Company, in substantially the form of Exhibit G to the Existing Credit Agreement (with appropriate modifications to reflect the amendment and restatement thereof contemplated hereby), and the General Counsel of the Company, in substantially the form of Exhibit H to the Existing Credit Agreement (with appropriate modifications to reflect the amendment and restatement thereof contemplated hereby).

                (f) Opinion of Agent's Counsel. The Agent shall have received a favorable written opinion of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Agent, with respect to documents received by the Agent and the Banks and such legal matters as the Agent reasonably may require.

                (g) Other Documents. The Agent shall have received such other certificates and documents as the Agent or the Banks reasonably may require.

                (h) Fees. The Agent shall have received for the account of the Agent the Agent's fees payable to the Funding Date pursuant to Section
         4.6 of the Existing Credit Agreement.

                (i) Material Adverse Change. The Agent shall have received a certificate of the Company's chief financial officer confirming that since the date of the audited financial statements identified in
         Section 8.4 of the Existing Credit Agreement, there shall not have occurred any material adverse change in the business, credit, operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole.

                  SECTION 1.05. COSTS AND EXPENSES. The Company shall pay all reasonable out-of-pocket expenses of the Agent, including fees and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel for the Agent, in connection with the execution and delivery of this Agreement.

                  SECTION 1.06.     MISCELLANEOUS.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all the Banks.

                  (b) This Agreement shall be governed by and construed in accordance with the law of the State of New York.

                  (c) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.




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


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


Company:                             INTERNATIONAL LEASE FINANCE
                                       CORPORATION


                                     By:  /s/  ALAN H. LUND
                                          --------------------------------------
                                          Name: Alan H. Lund
                                          Title: Executive Vice President


                                     By:  /s/ PAMELA S. HENDRY
                                          --------------------------------------
                                          Name: Pamela S. Hendry
                                          Title: Vice President and Treasurer




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


Agent:                               CITICORP USA, INC., in its individual
                                     corporate capacity and as Agent


                                     By:  /s/ ROBERT A. DANZIGER
                                          --------------------------------------
                                          Name: Robert A. Danziger
                                          Title: Attorney-In-Fact


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:




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


Banks:                               CITIBANK, N.A.

                                     By:  /s/ ROBERT A. DANZIGER
                                          --------------------------------------
                                          Name: Robert A. Danziger
                                          Title: Attorney-In-Fact




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


                                     THE CHASE MANHATTAN BANK


                                     By:  /s/ JOHN c. RIORDAN
                                          --------------------------------------
                                          Name: John C. Riordan
                                          Title: Vice President




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




                                     COMMERZBANK AKTIENGESELLSCHAFT
                                       LOS ANGELES BRANCH


                                     By:  /s/ CHRISTIAN JAGENBERG
                                          --------------------------------------
                                          Name: Christian Jagenberg
                                          Title: SVP and Manager


                                     By:  /s/ KARLA WIRTH
                                          --------------------------------------
                                          Name: Karla Wirth
                                          Title: Asst. Vice President




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


                                     SOCIETE GENERALE


                                     By:  /s/ CHARLES D. FISCHER, JR.
                                          --------------------------------------
                                          Name: Charles D. Fischer, Jr.
                                          Title: Vice President




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


                                     BNP PARIBAS


                                     By:  /s/ TJALLING TERPSTRA
                                          --------------------------------------
                                          Name: Tjalling Terpstra
                                          Title: Vice President


                                     By:  /s/ JANICE HO
                                          --------------------------------------
                                          Name: Janice Ho
                                          Title: Vice President





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


                                     HALIFAX PLC


                                     By:  /s/ M.J.W. SOUTH
                                          --------------------------------------
                                          Name: M.J.W. South
                                          Title: Head of Corporate &
                                                 Institutional Banking




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


                                     CREDIT LYONNAIS NEW YORK BRANCH


                                     By:  /s/ PHILIPPE SAMBA
                                          --------------------------------------
                                          Name: Philippe Samba
                                          Title: Senior Vice President




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


                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                     By:  /s/ JOSEPH P. DEVOE
                                          --------------------------------------
                                          Name: Joseph P. Devoe
                                          Title: Vice President




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


                                     ABN AMRO BANK N.V.


                                     By:  /s/ BRUCE D. BALLENTINE
                                          --------------------------------------
                                          Name: Bruce D. Ballentine
                                          Title: Group Vice President


                                     By:  /s/ NEIL R. STEIN
                                          --------------------------------------
                                          Name: Neil R. Stein
                                          Title: Assistant Vice President

                                     BANCA INTESA S.P.A.


                                     By:  /s/ ANTHONY F. GIOBBI
                                          --------------------------------------
                                          Name: Anthony F. Giobbi
                                          Title: FVP


                                     By:  /s/ GIANCARLO BAIOCCHI
                                          --------------------------------------
                                          Name: Giancarlo Baiocchi
                                          Title: AVP




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


                                     BANCA NAZIONALE DEL LAVORO S.P.A. -
                                     NEW YORK BRANCH


                                     By:  /s/ GIULIO GIOVINE
                                          --------------------------------------
                                          Name: Giulio Giovine
                                          Title: Vice President


                                     By:  /s/ LEONARDO VALENTINI
                                          --------------------------------------
                                          Name: Leonardo Valentini
                                          Title: First Vice President




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


                                     BANK ONE, N.A.


                                     By:  /s/  [ILLEGIBLE]
                                          --------------------------------------
                                          Name:
                                          Title:




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


                                     BAYERISCHE HYPO-UND VEREINSBANK
                                     AG, NEW YORK BRANCH


                                     By:  /s/ STEVEN ATWELL
                                          --------------------------------------
                                          Name: Steven Atwell
                                          Title: Director


                                     By:  /s/ IVANA ALBANESE-RIZZO
                                          --------------------------------------
                                          Name: Ivana Albanese-Rizzo
                                          Title: Director




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




                                     BAYERISCHE LANDESBANK
                                       GIROZENTRALE, CAYMAN ISLANDS BRANCH


                                     By:  /s/ ALEX KOHNERT
                                          --------------------------------------
                                          Name: Alex Kohnert
                                          Title: First Vice President


                                     By:  /s/ JAMES FOX
                                          --------------------------------------
                                          Name: James Fox
                                          Title: Vice President




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



                                     DEUTSCHE BANK AG NEW YORK AND/OR
                                       CAYMAN ISLANDS BRANCES


                                     By:  /s/ GEORGE [ILLEGIBLE]
                                          --------------------------------------
                                          Name:
                                          Title:


                                     By:  /s/ RUTH LEUNG
                                          --------------------------------------
                                          Name: Ruth Leung
                                          Title: Director




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


                                     THE FUJI BANK LIMITED, LOS ANGELES
                                       AGENCY


                                     By:  /s/ MASAHITO FUKUDA
                                          --------------------------------------
                                          Name: Masahito Fukuda
                                          Title: Senior Vice President




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


                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                     By:  /s/ VICENTE L. TIMIRAOS
                                          --------------------------------------
                                          Name: Vicente L. Timiraos
                                          Title: Joint General Manager




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


                                     MELLON BANK, N.A.


                                     By:  /s/ DAVID B. WIRL
                                          --------------------------------------
                                          Name:David B. Wirl
                                          Title:Vice President




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


                                     ROYAL BANK OF CANADA


                                     By:  /s/ ALEXANDER BIRR
                                          --------------------------------------
                                          Name: Alexander Birr
                                          Title: Senior Manager




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


                                     WESTDEUTSCHE LANDESBANK
                                       GIROZENTRALE


                                     By:  /s/ RAYMOND MILLER
                                          --------------------------------------
                                          Name: Raymond Miller
                                          Title: Director


                                     By:  LEO KADAKOS
                                          --------------------------------------
                                          Name: Leo Kadakos
                                          Title: Associate Director




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


                                     THE BANK OF NEW YORK


                                     By:  /s/ ROBERT BESSER
                                          --------------------------------------
                                          Name: Robert Besser
                                          Title: Vice President




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


                                     BANCA DI ROMA, SAN FRANCISCO BRANCH


                                     By:  /s/ LUCA BALESTRA
                                          --------------------------------------
                                          Name: Luca Balestra (#25050)
                                          Title: Senior Vice President
                                                 and Manager


                                     By:  /s/ THOMAS C. WOODRUFF
                                          --------------------------------------
                                          Name: Thomas C. Woodruff (#97969)
                                          Title: Vice President




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


                                     BANCO DI NAPOLI, SPA


                                     By:  /s/ VITO SPADA
                                          --------------------------------------
                                          Name: Vito Spada
                                          Title: Executive Vice President


                                     By:  /s/ FRANCESCO DI MARIO
                                          --------------------------------------
                                          Name: Francesco Di Mario
                                          Title: First Vice President




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


                                     BANCA COMMERCIALE ITALIANA
                                       LOS ANGELES FOREIGN BRANCH


                                     By:  /s/ J. DICKERHOF
                                          --------------------------------------
                                          Name: J. Dickerhof
                                          Title: VP


                                     By:  /s/ CHARLES DOUGHERTY
                                          --------------------------------------
                                          Name: Charles Dougherty
                                          Title: VP




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


                                     FIRST HAWAIIAN BANK


                                     By:  /s/ SETH A. BOND
                                          --------------------------------------
                                          Name: Seth A. Bond
                                          Title: Assistant Vice President




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


                                     THE SANWA BANK, LIMITED


                                     By:  /s/ STEPHEN C. SMALL
                                          --------------------------------------
                                          Name: Stephen C. Small
                                          Title: Senior Vice President
                                                 & Area Manager




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


                                     WELLS FARGO BANK


                                     By:  /s/ JAMES J. DOHERTY
                                          --------------------------------------
                                          Name: James J. Doherty
                                          Title: Vice President


                                     By:  /s/ EDWARD J. MEYER JR.
                                          --------------------------------------
                                          Name: Edward J. Meyer Jr.
                                          Title: Vice President

                                     NORDDEUTSCHE LANDESBANK
                                       GIROZENTRALE NEW YORK BRANCH
                                       AND/OR CAYMAN ISLANDS BRANCH


                                     By:  /s/ STEPHEN K. HUNTER
                                          --------------------------------------
                                          Name: Stephen K. Hunter
                                          Title: SVP


                                     By:  /s/ STEPHANIE FINNEN
                                          --------------------------------------
                                          Name: Stephanie Finnen
                                          Title: VP




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


                                     STANDARD CHARTERED BANK


                                     By:  /s/ ROBERT GILBERT
                                          --------------------------------------
                                          Name: Robert Gilbert
                                          Title: Senior Vice President


                                     By:  /s/ PAUL S. KNOX
                                          --------------------------------------
                                          Name: Paul S. Knox
                                          Title: Regional Executive

                                   Schedule I

                                Schedule of Banks

BANK                                                        COMMITMENT
Citibank, N.A.                                              137,500,000.00
The Chase Manhattan Bank                                    130,000,000.00
Commerzbank Aktiengesellschaft Los Angeles Branch           130,000,000.00
Societe Generale                                            130,000,000.00
BNP Paribas                                                 130,000,000.00
Halifax plc                                                 130,000,000.00
Credit Lyonnais New York Branch                             100,000,000.00
Bank of Tokyo-Mitsubishi Trust Company                       75,000,000.00
ABN AMRO Bank N.V.                                           50,000,000.00
Banca Intesa S.p.A.                                          50,000,000.00
Banca Nazionale del Lavoro S.P.A. - New York Branch          50,000,000.00
Bank One, N.A.                                               50,000,000.00
Bayerische Hypo-Und Vereinsbank AG, New York Branch          50,000,000.00
Bayerische Landesbank Girozentrale, Cayman Islands Branch    50,000,000.00
Deutsche Bank AG New York Branch                             50,000,000.00
The Fuji Bank Limited, Los Angeles Agency                    50,000,000.00
The Industrial Bank of Japan, Limited                        50,000,000.00
Mellon Bank, N.A.                                            50,000,000.00
Royal Bank of Canada New York Branch                         50,000,000.00
Westdeutsche Landesbank Girozentrale                         50,000,000.00
The Bank of New York                                         40,000,000.00
Banca di Roma, San Francisco Branch                          35,000,000.00
Banco di Napoli                                              30,000,000.00
Banca Commerciale Italiana Los Angeles Foreign Branch        25,000,000.00
First Hawaiian Bank                                          25,000,000.00
The Sanwa Bank, Limited                                      25,000,000.00
Wells Fargo Bank                                             25,000,000.00
Norddeutsche Landesbank Girozentrale New
York Branch and/or Cayman Islands Branch                     20,000,000.00
Standard Chartered Bank                                      12,500,000.00

                                  Schedule II

                                Fees and Margins
                               (in basis points)

Facility Fee                                                   6.0
Margins:
      LIBOR                                                   19.0
      BASE                                                     0.0
Competitive Bid Option
                                                       As Bid by the Banks.
Utilization Fee:
      In excess of 33.33%                                      5.0
      In excess of 66.66%                                     10.0